UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — June 9, 2009

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 299-9375

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Amendment and Agreement relating to FSAH Purchase Agreement

As previously announced, on November 14, 2008, Assured Guaranty Ltd. (the “Company”) entered into an agreement (the “Purchase Agreement”) with Dexia Holdings, Inc., a Delaware corporation (“Seller”) and  Dexia Credit Local S.A., a French share company licensed as a bank under French law (“Seller’s Parent”) pursuant to which the Company agreed to  purchase Financial Security Assurance Holdings Ltd., a New York corporation (“FSAH”), the parent of financial guaranty insurance company, Financial Security Assurance, Inc. (“FSA”) on the terms and conditions contained in the Purchase Agreement, a copy of which was included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on November 17, 2008.

The Company, the Seller and the Seller’s Parent entered into an Agreement and Amendment dated as of June 9, 2009 (the “Agreement and Amendment”) pursuant to which certain provisions of the Purchase Agreement, including certain covenants, indemnification provisions, assignment provisions, annexes and disclosure schedules (including with respect to post-closing operations of FSA), were amended.

Among the agreements contained in the Agreement and Amendment was a confirmation that all conditions to closing of the Purchase Agreement (other than those to be satisfied at closing ) have been satisfied or waived and that June 9, 2009 constitutes the “Satisfaction Date” under Section 2.2 of the Purchase Agreement.  The parties agreed that the closing would not be later than July 24, 2009 or such later date mutually agreed upon by the parties and it agreed that it is their intention to have the closing occur on July 1, 2009.  The Agreement and Amendment also addressed the indirect purchase by the Company of 130,150 shares of FSAH owned by directors of FSAH for $2,817,747.50 in cash,  as well the purchase by the Company of  shares of FSAH owned by Sean W. McCarthy and Robert Cochran in exchange for common shares of the Company using a value of $21.65 for each director share of FSAH so sold.

Reference is made to the full text of the Agreement and Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and hereby incorporated herein by reference.

Amendment of WLR Back-Stop Commitment

As previously disclosed WLR Recovery Fund IV, L.P., a Delaware limited partnership (the “Investor”) has provided a back-stop commitment in connection with the Purchase Agreement.  The Company entered into a Second Amendment to Investment Agreement (the “Second Amendment”) with the Investor dated as of June 10, 2009, amending the back-stop commitment by clarifying the timing of the purchase of shares pursuant to the back-stop commitment  and clarifying the Investor’s rights pre-emptive rights in connection with a public offering by the Company to finance the Company’s acquisition of FSAH.

Reference is made to the full text of the Second Amendment which is filed as Exhibit 10.2 to this Current Report on Form 8-K and hereby incorporated herein by reference.

Item 9.01

(d) Exhibits

Exhibit
Number	Description

10.1	Agreement and Amendment between Dexia Holdings Inc., Dexia Credit Local S.A. and the Company dated as of June 9, 2009

10.2	Second Amendment to Investment Agreement dated as June 10, 2009 between the Company and WLR Recovery Fund IV, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

By:	/s/ James M. Michener
James M. Michener General Counsel

DATE:  June 12, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement and Amendment between Dexia Holdings Inc., Dexia Credit Local S.A. and the Company dated as of June 9, 2009

10.2	Second Amendment to Investment Agreement dated as of June 10, 209 between the Company and WLR Recovery Fund IV, L.P.